UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

DESTINY MEDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28259	84-1516745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

428 – 1575 West Georgia Street
 Vancouver, British Columbia, Canada V6G 2V3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 609-7736

1110 - 885 West Georgia Street
 Vancouver, British Columbia, V6C 3E8 Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Destiny Media Technologies Inc. (the "Company") held its Annual General Meeting (the "Meeting") of stockholders of the Company (the "Stockholders") on February 23, 2024. At the Meeting, the Stockholders voted on the following four proposals and cast their votes as described below.

Proposal One

The individuals listed below were elected as members of the Board of Directors, each to hold office until the next Annual General Meeting of stockholders or until their respective successors have been elected or qualified.

Nominee	For	Withheld
Frederick Vandenberg	4,265,160	492,728
Hyonmyong Cho	4,510,814	247,074
S. Jay Graber	4,522,966	234,922
David Summers	4,744,912	12,976
David Mossberg	4,749,312	8,576

Proposal Two

Proposal two was a management proposal to ratify the appointment of Smythe LLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2024.  This proposal was approved.

	For	Against	Abstained
Ratification of Smythe LLP as the Company's Independent Registered Public Accounting Firm	5,676,134	60	2,111

Proposal Three

Proposal three was a management proposal to hold an advisory vote on the frequency of future advisory votes on the named executive officers' compensation. This proposal was approved.

	3 Years	2 Years	1 Year
To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.	4,498,364	183,976	72,148

Proposal Four

Proposal four was a management proposal to hold an advisory vote to approve the named executive officers' compensation.  This proposal was approved.

	For	Against	Abstained
To hold an advisory vote to approve the named executive officer compensation.	4,717,768	27,178	12,942

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINY MEDIA TECHNOLOGIES INC.

Date:  February 26, 2024

By:	/s/ FREDERICK VANDENBERG
FREDERICK VANDENBERG
Chief Executive Officer, President and Secretary